Exhibit 10.1
NOTE PURCHASE AGREEMENT
     THIS NOTE PURCHASE AGREEMENT (this “Agreement”) is made and entered into as of the 5th day of December, 2006 by and between Save the World Air, Inc., a Nevada corporation (the “Issuer”) and Morale Orchards, LLC, a limited liability company organized under the laws of the State of Oregon (the “Purchaser”), with reference to the following:
RECITALS
     A. Purchaser desires to purchase from Issuer and Issuer desires to sell to Purchaser certain of Issuer’s Convertible Promissory Notes in the aggregate face amount of $1,225,000, in the form of Exhibit A attached hereto (individually, a “Note” and collectively, the “Notes”) and Stock Purchase Warrants, each to purchase up to a certain number of shares of the common stock (the “Common Stock”) of the Issuer equal to 50% of the number of shares initially issuable on conversion of the Notes, in the form of Exhibit B attached hereto (individually, the “Warrants” and collectively with the Notes, the “Securities”).
     B. Issuer’s sale of the Securities to the Purchaser will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 of Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) thereunder, and other applicable rules and regulations of the SEC and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to the transactions contemplated hereby.
     C. At any time when any amount of principal or interest of the Notes shall be outstanding, such unpaid amounts shall be convertible into shares of the Issuer’s Common Stock at a price per share equal to the closing price of a share of the Issuer’s common stock on the trading day prior to each Closing, as defined herein (the “Conversion Price”).
     D. The Warrants shall be issued at the same time each Note is issued to the Purchaser hereunder and shall exercisable at the same price as the Conversion Price (the “Exercise Price”), for such number of shares equal to 50% of result obtained by dividing (i) the face amount of the Notes issued simultaneously with the Warrant by (ii) the Conversion Price (the “Exercisable Amount”).
AGREEMENT
     NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser and the Issuer hereby agree as follows
     1. Purchase of the Notes and Warrants. On the terms and subject to the conditions set forth in this Agreement, the Purchaser shall purchase from the Issuer and the Issuer shall sell to the Purchaser the Securities.
     2. Purchaser’s Representations, Warranties and Covenants. In order to induce the Issuer to sell and issue the Securities to the Purchaser under one or more exemptions from registration under the Securities Act, the Purchaser represents and warrants to the Issuer, and covenants with the Issuer, that:
          (a) The Purchaser is a limited liability company, duly organized, validly existing and in good standing in the State of Oregon.
          (b) (i) The Purchaser has the requisite power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the “Transaction Documents”), and to purchase the Securities in accordance with the terms hereof and thereof.
               (ii) The execution and delivery of the Transaction Documents by the Purchaser and the consummation by it of the transactions contemplated thereby have been duly and validly authorized by the Purchaser’s organizational documents and no further consent or authorization is required by the Purchaser, its Managing Members or by any other person. Leodis Matthews owns 100% of the equity interest in the Purchaser.
               (iii) The Transaction Documents have been duly and validly executed and delivered by the Purchaser.
               (iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
          (c) The execution, delivery and performance of the Transaction Documents by the Purchaser and the consummation by the Purchaser of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Purchaser is a party or under any organizational documents of the Purchaser.
          (d) The Purchaser is acquiring the Securities for investment for its own account, and not with a view toward distribution thereof, and with no present intention of dividing its interest with others or reselling or otherwise transferring or disposing all or any portion of either the Notes or Warrants. The undersigned has not offered or sold a participation in this purchase of either the Notes or Warrants, and will not offer or sell any interest therein. The Purchaser further acknowledges that it does not have in mind any sale of either the Notes or Warrants currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined events or consequence; and that it has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of either the Notes or Warrants and is not aware of any circumstances presently in existence that are likely in the future to prompt a disposition thereof.
          (e) The Purchaser acknowledges that the Securities have been offered to it in direct communication between itself and the Issuer or through registered broker-dealers who are members of the National Association of Securities Dealers, Inc. and not through any advertisement of any kind.
          (f) The Purchaser acknowledges that the Issuer has given it access to all information relating to the Issuer’s business that it has requested. The Purchaser has reviewed all materials relating to the Issuer’s business, finance and operations which it has requested and the Purchaser has reviewed all of such materials as the Purchaser, in the Purchaser’s sole and absolute discretion shall have deemed necessary or desirable... The Purchaser has had an opportunity to discuss the business, management and financial affairs of the Issuer with the Issuer’s management. Specifically but not by way of limitation, the Purchaser acknowledges the Company’s publicly available filings made periodically with the SEC, which filings are available at www.sec.gov and which filings the Purchaser acknowledges reviewing or having had the opportunity of reviewing.
          (g) The Purchaser acknowledges that it has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (i) evaluating the merits and risks of an investment in the Securities and making an informed investment decision I connection therewith; (ii) protecting its own interest; and (iii) bearing the economic risk of such investment for an indefinite period of time for Securities which are not transferable or freely tradable. Based on the foregoing, the undersigned hereby agrees to indemnify the Company thereof and to hold each of such persons and entities, and the officers, directors and employees thereof harmless against all liability, costs or expenses (including reasonable attorneys’ fees) arising by reason of or in connection with any misrepresentation or any breach of such warranties of the undersigned, or arising as a result of the sale or distribution of the Securities or the Common Stock issuable upon conversion of the Notes or exercise of the Warrants, by the undersigned in violation of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other applicable law, either federal or state. This subscription and the representations and warranties contained herein shall be binding upon the heirs, legal representatives, successors and assigns of the Purchaser

          (h) The Purchaser is familiar with the definition of an “accredited investor” as that term is defined in Rule 501(a) of Regulation D of the Securities Act and represents and warrants to the Issuer that it is an accredited investor as so defined.
          (i) During the term of this Agreement and the other Transaction Documents, the Purchaser will comply with the provisions of Section 9 of the Exchange Act, and the rules and regulations promulgated thereunder, with respect to transactions involving the Common Stock. During the term of this Agreement and the other Transaction Documents, the Purchaser agrees not to sell the Issuer’s Common Stock short or engage in any hedging transactions in the Company’s Common Stock, either directly or indirectly, through its affiliates, principals, agents or advisors.
          (j) The Purchaser is aware of the restrictions of transferability of both the Notes and the Warrants, and the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, and further understands and acknowledges that any certificates evidencing the Notes, the Warrants or the shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants will bear the legends in substantially the following form:
THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.
          (k) The Purchaser understands and acknowledges that following the purchase of the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, each may only be disposed of pursuant to either (i) an effective registration statement under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act.
          (l) The Purchaser understands and acknowledges that the Issuer has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future for the transactions contemplated by this Agreement or the other Transaction Documents, and in the absence of such a registration statement or exemption, the undersigned may have to hold the Notes, the Warrants and any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, indefinitely and may be unable to liquidate any of them in case of an emergency.
          (m) The Purchaser is purchasing the Notes and Warrants, and will acquire any shares of Common Stock issuable upon conversion of the Notes or exercise of the

Warrants, for its own account for investment purposes and not with a view towards distribution and agrees to resell or otherwise dispose of any of the Notes or the Warrants, or any shares of Common Stock issuable upon conversion of the Notes or exercise of the Warrants, in accordance with the registration provisions of the Securities Act (or pursuant to an exemption from such registration provisions).
          (n) The Purchaser is not and will not be required to be registered as a “dealer” under the Exchange Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.
          (p) The Purchaser understands that it is liable for its own tax liabilities and has obtained no tax advice from the Issuer in connection with the purchase of the Securities..
          (q) The Purchaser is duly licensed as a mortgage broker under the laws of the State of California and, accordingly, the imputed interest rate on the Notes does not and will not violate the provisions of the Constitution of the State of California relating to usury or any other law, rule, regulation or provision relating to the maximum interest which may be charged in connection with any of the transactions contemplated by this Agreement.
     3. Issuer’s Representations, Warranties and Covenants. The Issuer represents and warrants to the Purchaser that:
          (a) The Issuer is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada, and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.
          (b) (i) The Issuer has the requisite corporate power and authority to enter into and perform this Agreement, and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by the Transaction Documents, and to issue the Notes and Warrants in accordance with the terms hereof and thereof.
               (ii) the execution and delivery of the Transaction Documents by the Issuer and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Notes and Warrants pursuant to this Agreement, have been duly and validly authorized by the Issuer’s Board of Directors and no further consent or authorization is required by the Issuer, its Board of Directors, or its shareholders.
               (iii) The Transaction Documents have been duly and validly executed and delivered by the Issuer.
               (iv) The Transaction Documents, and each of them, constitutes the valid and binding obligation of the Issuer enforceable against the Issuer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
          (c) The execution, delivery and performance of the Transaction Documents by the Issuer and the consummation by the Issuer of the transactions contemplated thereby will not conflict with or constitute a default under any agreement or instrument to which the Issuer is a party or under any organizational documents of the Purchaser.
     4. Multiple Closings and Deliverables.
          (a) On each of December 5, 2006 and January 10, 2007 there shall be a closing (each, a “Closing” and collectively, the “Closings”) at which:
               (i) the Purchaser shall deliver to the Issuer immediately available funds, by bank or cashier’s check, or wire transfer, in the amount of $500,000.00; and
               (ii) the Issuer shall deliver to the Purchaser (x) a Note, in the face amount of $612,500 and (y) a Warrant to purchase the Exercisable Amount of the Issuer’s Common Stock at the Exercise Price.
     5. Registration Rights. If (i) the Purchaser converts any portion of the Notes or exercises any portion of the Warrants and for so long as shares of the Issuer’s Common Stock received thereby are restricted securities (the “Restricted Securities”) under the Securities Act of 1933, as amended (the “Securities Act”) and (ii) during such period the Issuer proposes to file a registration statement under the Securities Act with respect to an offering for its own account of any class of its equity securities (other than a registration statement on Form S-4, or any successor form, a registration statement on Form S-8, or any successor form, or any other registration statement relating solely to employee benefit plans or filed in connection with an exchange offer, a transaction to which Rule 145, or any successor provision under the Securities Act applies or an offering of securities solely to the Issuer’s existing shareholders), then the Issuer shall give written notice of such proposed filing to the Purchaser no later than 20 business days before the anticipated filing date, and such notice shall offer the Purchaser the opportunity to register such number of shares of Restricted Stock as the Purchaser may request. If the Purchaser desires to have Restricted Stock included in such registration statement shall so advise the Issuer in writing within 10 business days after the date on which the Issuer’s notice is so given, setting forth the number of shares of Restricted Stock for which registration is requested. If the Issuer’s offering is to be an underwritten offering, the Issuer shall, subject to the further provisions of this Agreement, use its reasonable best efforts to cause the managing underwriter or underwriters to permit the Purchaser’s Restricted Stock requested to be included in the registration for such offering to include such Restricted Stock in such offering on the same terms and conditions as any similar securities of the Issuer included therein. The right of the Purchaser to registration pursuant to this Section 5 in connection with an underwritten offering by the Issuer shall, unless the Issuer otherwise assents, be conditioned upon such Purchaser’s participation as a seller in such underwritten offering and its execution of an underwriting agreement with the managing underwriter or underwriters selected by the Issuer. Notwithstanding the foregoing, if (i) in the case of an underwritten offering, and either the managing underwriter or underwriters or the Issuer’s Board of Directors, believes in good faith or (ii) in the case of an offering not underwritten, the Issuer’s Board of Directors, determines in good faith that the success of the offering would be materially and adversely affected by inclusion of the Restricted Stock requested to be included, then the number of shares of Restricted Stock to be registered and offered for the account of the Purchaser shall be reduced to the extent necessary to reduce or entirely eliminate the total amount of securities to be included in such offering to the amount recommended by either such managing underwriter or underwriters or by the Issuer’s Board of Directors, as the case may be (provided that if securities are being registered and offered for the account of other persons or entities in addition to the Issuer, such reduction shall not be proportionally greater than any similar reductions imposed on such other persons or entities). Any Restricted Stock excluded from an underwriting shall, if applicable, be withdrawn from registration and shall not, without the consent of the Issuer, be transferred in a public distribution prior to the earlier of 120 days (or such other shorter period of time as the managing underwriter may require) after the effective date of the registration statement or 120 days after the date the Purchasers of such Restricted Stock are notified of such exclusion.
     6. Miscellaneous.
          (a) Except as to the first $10,000 of legal fees and expenses incurred by the Purchaser in connection with the execution, delivery and the consummation of the transactions contemplated by this Agreement, which expenses shall be paid by the Issuer, each party shall pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transactions Documents.
          (b) This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.
          (c) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and neutral shall include the masculine and feminine.
          (d) If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
          (e) This Agreement is the final agreement between the Purchaser and the Issuer with respect to the terms and conditions set forth herein, and, the terms of this Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. No provision of this Agreement may be amended other than by an instrument in writing signed by the Purchaser and the Issuer or, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.
          (f) Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:
If to the Issuer:
Save the World Air, Inc.
5125 Lankershim Blvd.
North Hollywood, CA 91601
Telephone: (818) 487-8000
Facsimile: (818) 487-8003
with a copy to:
Lance Jon Kimmel, Esq.
SEC Law Firm
11693 San Vicente Boulevard
Suite 357
Los Angeles, CA 90049
Telephone: (310) 557-3059
Facsimile: (310) 388-1320
If to the Purchaser:
Morale Orchards, LLC
Attn: J. Alexander, Manager
17048 SE River Road
Portland, Oregon 97267

with a copy to:
Leodis Matthews, Esq.
Matthews & Partners
4322 Wilshire Blvd., Ste 200
Los Angeles, CA 90010
Tele: (323) 930-5690
Fax: (323) 930-5693
Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.
          (g) This Agreement may not be assigned.
          (h) This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          (i) The representations and warranties of the Purchaser and the Issuer contained herein shall survive each of the Closings and the termination of this Agreement and the other Transaction Documents.
          (j) The Purchaser and the Issuer shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or the rules and regulations of the SEC, in which such case the disclosing party shall provide the other party with prior notice of such public statement.
          (k) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby.
          (l) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and the other Transaction Documents and seek the advice of counsel on it and them.
          (m) The Purchaser and the Issuer each shall have all rights and remedies set forth in this Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Purchaser has by law. Any person having any rights under any provision of this

Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.
          (n) This Agreement and the other Transaction Documents shall be construed and governed by the laws of the State of California with respect to agreements wholly performed therein, and without regard to the doctrine known as conflicts of law.
     IN WITNESS WHEREOF the Purchaser and the Issuer have executed this Agreement as of the date first above written.

THE PURCHASER		THE ISSUER

MORALE ORCHARDS, LLC		SAVE THE WORLD AIR, INC.

By:	/s/ Jacqueline Alexander	By:	/s/ Eugene E. Eichler

	Jacqueline Alexander		Eugene E. Eichler
	Its: Manager		Its: Chief Financial Officer

EXHIBIT A
FORM OF CONVERTIBLE NOTE
THE SECURITIES EVIDENCED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED FOR SALE UNDER ANY STATE SECURITIES LAWS (COLLECTIVELY, “SECURITIES LAWS”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED OR QUALIFIED FOR SALE UNDER ALL APPLICABLE SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, ANY SUCH OFFER, SALE OR OTHER TRANSFER IS EXEMPT FROM THE REGISTRATION OR QUALIFICATION REQUIREMENTS OF SUCH SECURITIES LAWS.

$612,500.00
“Issuance Date”
     FOR VALUE RECEIVED, SAVE THE WORLD AIR, INC., a corporation organized under the laws of the state of Nevada (the “Company”), promises to pay to the order of “Investor”, as that term is defined on the Acknowledgement and Acceptance page of this Note (hereafter, together with any subsequent holder hereof, called “Holder”), at “Investor’s Address”, as that term is set forth on such page or at such other place as Holder may direct, the “Subscription Amount”, noted above (the “Loan”), payable in full on the first anniversary of the date hereof (the “Maturity Date”).
     The Company agrees to make payments to the order of the Holder in an amount equal to $3,750 per month on the 1st day of each calendar month hereunder commencing on the 1st day of January, 2007 and continuing on the first day of each calendar month thereafter until the Maturity Date, at which time all sums outstanding and unpaid hereunder shall be due and payable in full. If this Note is not paid in full on or prior to the Maturity Date the remaining balance shall be increased by 10% as an initial penalty, and the Company shall pay 2.5% per month, compounded daily and prorated for partial months, for each month until all sums due hereunder are paid in full.
     Payments of both principal and interest will be made in immediately available funds in lawful money of the United States of America to the Holder at the Investor’s Address.
     The Note is subject to the following additional provisions:
     1. The Company shall be entitled to withhold from all payments of principal and/or interest of this Note any amounts required to be withheld under the applicable provisions of the U.S. Internal Revenue Code of 1986, as amended, or other applicable laws at the time of such payments.

     2. This Note has been issued subject to representations, warranties and covenants of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended, and applicable state and other securities laws.. Prior to the due presentment for such transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Company’s Note register as the owner hereof for the purpose of receiving payment as herein provided and all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary. The transferee shall be bound, as the original Holder by the same representations and terms described herein and under the Agreement.
     3. The Holder or Company may, at such Holder’s option, at any time on or after the 90th day prior to the Maturity Date convert the principal amount of this Note or any portion thereof, and any interest accrued and unpaid thereon (the “Conversion Amount”), into a number shares of fully paid and nonassessable Common Stock of the Company (the “Conversion Shares”) pursuant to the following formula: the Conversion Amount divided by                                          (as the same may be adjusted from time to time pursuant to the provisions of this Note, the “Conversion Price”). The Holder may exercise the right to convert all or any portion of the Conversion Amount by delivering to the Company (i) an executed and completed notice of conversion in the form attached to this Note (the “Notice of Conversion”) to the Company and (ii) this Note. The business day on which a Notice of Conversion and this Note are delivered to the Company in accordance with the provisions hereof shall be deemed a “Conversion Date”. The Company will transmit the certificates representing Conversion Shares issuable upon such conversion of this Note (together with the certificates representing the amount of this Note not so converted) to the Holder via express courier within ten Business Days after the Conversion Date. No fractional shares shall be issued upon conversion of this Note. The amount of any of the Conversion Amount which is less than a whole share of Common Stock shall be paid to the Holder in cash. The conversion of this Note may require that the Company amend its charter to increase the number of common shares authorized and therefore, the conversion may not take place prior to the Company’s completion of that process. Any delay due to such circumstance shall not be an event of default under this Note. Company shall promptly take action to affect such amendments to its charter.
     4. The principal amount of this Note, and any accrued interest thereon, shall be reduced as per that principal amount indicated on the Notice of Conversion upon the proper receipt by the Holder of such Conversion Shares due upon such Notice of Conversion.
     5. The number of Conversion Shares shall be adjusted as follows:
          a. If the Company shall at any time after the Issuance Date subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, the number of Conversion Shares in effect immediately prior to such subdivision shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the

Conversion Price in effect immediately prior to such combination shall be proportionately reduced.
          b. If the Company shall at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of Conversion Shares issuable upon conversion of this Note shall be proportionately increased; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the number of Conversion Shares shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made.
          c. If Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of the conversion right of this Note, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company which Holder would have received had the Conversion Amount of this Note been exercised on the date of such event and had it thereafter, during the period from the date of such event to and including the date of conversion or purchase, retained such securities receivable during such period.
          d. If the Common Stock issuable upon the conversion of this Note or option to purchase is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a transaction described elsewhere in Section 5 of this Note), then, and in any such event, each Holder shall have the right thereafter, upon conversion of this Note or purchase pursuant to option to receive the kind and amount of stock and other securities and property receivable upon such reorganization or other change, in an amount equal to the amount that Holder would have been entitled to had it immediately prior to such reorganization, reclassification or change converted this Note, but only to the extent this Note is actually converted, all subject to further adjustment as provided herein.
     6. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, upon an Event of Default (as defined below), to pay the principal of, and interest on this Note at the place, time, and rate, and in the coin or currency herein prescribed.
     7. Events of Default. Each of the following occurrences is hereby defined as an “Event of Default”:
Nonpayment. The Company shall fail to make any payment of principal, interest, or other amounts payable hereunder when and as due; or

Dissolutions, etc. The Company or any subsidiary shall fail to comply with any provision concerning its existence or any prohibition against dissolution, liquidation, merger, consolidation or sale of assets; or
Noncompliance with this Agreement. The Company shall fail to comply in any material respect with any provision hereof, which failure does not otherwise constitute an Event of Default; or
Insolvency. The institution of bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Company, which proceedings shall not have been vacated by appropriate court order within sixty (60) days of such institution.
     If one or more “Events of Default” shall occur, then, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) or cured as provided herein, at the option of the Holder, and in the Holder’s sole discretion, the Holder may elect to consider this Note (and all interest through such date) immediately due and payable. In order to so elect, the Holder must deliver written notice of the election and the amount due to the Company via certified mail, return receipt requested, at the Company’s address as set forth herein (or any other address provided to the Holder), and thereafter the Company shall have ten (10) business days upon receipt to cure the Event of Default or pay this Note, or convert the amount due on the Note pursuant to the conversion formula set forth above.
     8. In case any provision of this Note is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Note will not in any way be affected or impaired thereby.
     9. This Note does not entitle the Holder hereof to any voting rights or other rights as a shareholder of the Issuer prior to the conversion into Common Stock thereof, except as provided by applicable law. If, however, at the time of the surrender of this Note and conversion the Holder hereof shall be entitled to convert this Note, the Conversion Shares so issued shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the Conversion Date.
     10. The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Conversion Shares upon the conversion of this Note, and such certificates shall be issued in the name of the Holder of this Note.

     11. This Note does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.
     12. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction of this Note, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Note, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Note in substantially identical form and dated as of such cancellation.
     13. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business day.
     14. (a) This Note shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.
          (b) Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when sent, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified.
          (c) The Holder acknowledges that the Conversion Shares acquired upon the exercise of this Note may have restrictions upon its resale imposed by state and federal securities laws.
          (d) With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
[remainder of page intentionally left blank]

          (e) This Note constitutes the Company’s and Holder’s entire agreement with respect to the subject matter hereof and supersedes all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Note may not be amended, altered or modified except by a writing signed by the Company and the Holder.
     IN WITNESS WHEREOF, the Issuer has caused this Convertible Note to be duly executed by an officer thereunto duly authorized.

SAVE THE WORLD AIR, INC.

By

Name:
Title:

ACKNOWLEDGED AND ACCEPTED:

MORALE ORCHARDS, LLC
Investor Address:	17048 SE River Road, Portland, Oregon 97267

Investor Signature:

NOTICE OF EXERCISE OF CONVERSION RIGHT
TO: SAVE THE WORLD AIR, INC.
     (1) The undersigned hereby elects to convert $                                         of the attached Note into                                           shares of Common Stock (the “Shares”) of Save the World Air, Inc. pursuant to the terms of the attached Note.
     (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

     (3) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.
     (4) The undersigned accepts such shares subject to the restrictions on transfer set forth in the attached Note.

(Date)	(Signature)

(Print Name)

EXHIBIT B
FORM OF STOCK PURCHASE WARRANT
THIS WARRANT AND ANY SHARES ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION OF ANY SHARES ISSUED UPON EXERCISE HEREOF MAY BE AFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT THE TRANSFER OF THIS WARRANT IS RESTRICTED AS SET FORTH HEREIN.

No. _____	______________, 2006
SAVE THE WORLD AIR, INC.
WARRANT TO PURCHASE COMMON STOCK
VOID AFTER 5:00 P.M. P.S.T. ON ___________, 2011
     THIS CERTIFIES that, for the value received, MORALE ORCHARDS, LLC (the “Holder”) is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after 180 days following the date of this Warrant and on or prior to 5:00 p.m. P.S.T. on the fifth anniversary of the date of this Warrant (the “Expiration Time”), but not thereafter, to subscribe for and purchase, from SAVE THE WORLD AIR, INC., a Nevada corporation (the “Company”), up to ____________ (______) shares of the Company’s Common Stock (the “Shares”) at a purchase price per share equal to $_______ (the “Exercise Price”).
     1. Exercise of Warrant.
          (a) The purchase rights represented by this Warrant are exercisable by the Holder, in whole or in part, at any time after the date hereof and before the Expiration Time by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed at the office of the Company, in North Hollywood, California (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), and upon payment of an amount equal to the aggregate Exercise Price for the number of Shares thereby purchased (by cash or by check or certified bank check payable to the order of the Company in an amount equal to the purchase price of the shares thereby purchased); whereupon the Holder shall be entitled to receive a stock certificate representing the number of Shares so purchased. The Company agrees that if at the time of the surrender of this Warrant and purchase of the Shares, the Holder shall be entitled to exercise this Warrant, the Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such Shares as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.
          Upon partial exercise of this Warrant, the Holder shall be entitled to receive from the Company a new Warrant in substantially identical form for the purchase of that number of Shares as to which this Warrant shall not have been exercised. Certificates for Shares purchased hereunder shall be delivered to the Holder within a reasonable time after the date on which this Warrant shall have been exercised as aforesaid.
     2. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon the exercise of this Warrant, an amount equal to such fraction multiplied by the then current fair market value at which each Share may be purchased hereunder shall be paid in cash to the Holder.
          (a) For purposes of this Section 2, the fair market value of the Shares shall mean the average closing price of a share of the Company’s Common Stock on a national stock exchange on which the Common Stock is listed at the time of exercise on the last business day prior to the date of exercise of this Warrant pursuant to Section l or, if the Company’s Common Stock is not so listed, the fair market value of the Common Stock (without regard to the restrictions on transfer or number of Shares) as determined in good faith by the Company’s Board of Directors.
     3. Charges, Taxes and Expenses. The Holder shall pay all issue and transfer taxes and other incidental expenses in respect of the issuance of certificates for Shares upon the exercise of this Warrant, and such certificates shall be issued in the name of the Holder of this Warrant.
     4. No Rights as a Stockholder. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company prior to the exercise hereof.
     5. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction of this Warrant, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, and upon reimbursement to the Company of all reasonable expenses incidental thereto, the Company will make and deliver to the Holder, in lieu thereof, a new Warrant in substantially identical form and dated as of such cancellation.
     6. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the United States or the State of California, then such action may be taken or such right may be exercised on the next succeeding business.

     7. Merger, Reclassification, etc.
          (a) Merger, etc. If at any time the Company proposes (A) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger, consolidation or stock issuance) that results in the transfer of fifty percent (50%) or more of the then outstanding voting power of the Company; or (B) a sale of all or substantially all of the assets of the Company, then the Company shall give the Holder ten (10) days notice of the proposed effective date of the transaction. If, in the case of such acquisition of the Company, and the Warrant has not been exercised by the effective date of the transaction, this Warrant shall be exercisable into the kind and number of shares of stock or other securities or property of the Company or of the entity resulting from such merger or acquisition to which such Holder would have been entitled if immediately prior to such acquisition or merger, it had exercised this Warrant. The provisions of this Section 7(a) shall similarly apply to successive consolidations, mergers, sales or conveyances.
          (b) Reclassification, etc. If the Company at any time shall, by subdivision, combination or reclassification of securities or otherwise, change any of the securities to which purchase rights under this Warrant exist into the same or a different number of securities of any class or classes, this Warrant shall thereafter be to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change. If the Shares are subdivided or combined into a greater or smaller number of Shares, the Exercise Price under this Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares, in both cases by the ratio which the total number of Shares to be outstanding immediately after such event bears to the total number of Shares outstanding immediately prior to such event.
          (c) Cash Distributions. No adjustment on account of cash dividends or interest on the Shares or other securities purchasable hereunder will be made to the Exercise Price under this Warrant.
     8. Restrictions on Transfer.
          (a) Restrictions on Transfer of Shares. In no event will the Holder make a disposition of this Warrant or the Shares unless and until, if requested by the Company, it shall have furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that appropriate action necessary for compliance with the Securities Act of 1933, as amended (the “Act”) relating to sale of an unregistered security has been taken. Notwithstanding the foregoing, the restrictions imposed upon the transferability of the Shares shall terminate as to any particular Share when (i) such security shall have been sold without registration in compliance with Rule 144 under the Act, or (ii) a letter shall have been issued to the Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required, or (iii) such security shall have been registered under the Act and sold by the Holder thereof in accordance with such registration.
          (b) Subject to the provisions of Section 8(a) hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment at the principal office of the Company.
          (c) Restrictive Legends. The stock certificates representing the Shares and any securities of the Company issued with respect thereto shall be imprinted with legends restricting transfer except in compliance with the terms hereof and with applicable federal and state securities laws.
     9. Miscellaneous.
          (a) Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed wholly within such state.
          (b) Restrictions. The Holder acknowledges that the Shares acquired upon the exercise of this Warrant may have restrictions upon its resale imposed by state and federal securities laws.
          (c) Waivers Strictly Construed. With regard to any power, remedy or right provided herein or otherwise available to any party hereunder (i) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
[remainder of page intentionally left blank]

          (d) Complete Agreement and Modifications. This Warrant constitutes the Company’s and Holder’s entire agreement with respect to the subject matter hereof and supersedes all agreements, representations, warranties, statements, promises and understandings, whether oral or written, with respect to the subject matter hereof. This Warrant may not be amended, altered or modified except by a writing signed by the Company and the Holder of this Warrant.
     IN WITNESS WHEREOF, SAVE THE WORLD AIR, INC. has caused this Warrant to be executed by its duly authorized representative dated as of the date first set forth above.

SAVE THE WORLD AIR, INC. 5125 Lankershim Boulevard North Hollywood, CA 91601
By:

NOTICE OF EXERCISE
TO:	SAVE THE WORLD AIR, INC., a Nevada corporation
     (1) The undersigned hereby elects to purchase                                          shares of Common Stock (the “Shares”) of Save the World Air, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.
     (2) Please issue a certificate or certificates representing the Shares in the name of the undersigned or in such other name as is specified below:

(Print Name)

Address:

     (3) The undersigned confirms that he is an “accredited investor” as defined by Rule 501(a) under the Securities Act of 1933, as amended, at the time of execution of this Notice.
     (4) The undersigned confirms that the Shares are being acquired for the account of the undersigned for investment only and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or selling the Shares.
     (5) The undersigned accepts such Shares subject to the restrictions on transfer set forth in the attached Warrant.

Date:
(Signature)

(Print Name)